UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NOAV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Following an adjournment on December 21, 2021, on December 29, 2021, NanoVibronix, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s 2014 Long-Term Incentive Plan (as amended to date, the “2014 Plan”) to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 1,500,000 shares to a total of 3,346,286 shares (the “Plan Amendment”).

For more information about the Plan Amendment and the 2014 Plan, see the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on November 16, 2021 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The description of the Plan Amendment above and such portions of the Company’s Proxy Statement are qualified in their entirety by reference to the full text of the Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the proposal set forth below was submitted to a vote of the Company’s stockholders.

1. To approve an amendment to the 2014 Plan to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 1,500,000 shares to a total of 3,346,286 shares (“Proposal 1”).

The Company’s stockholders approved Proposal 1, with the following voting results:

For	Against	Abstentions	Broker Non-Votes
7,546,526	1,970,079	55,163	0

For more information about the foregoing proposal, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to the Nanovibronix, Inc. 2014 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.

Date: December 30, 2021	By:	/s/ Brian Murphy
	Name:	Brian Murphy
	Title:	Chief Executive Officer